Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Note 7.  Inventories

The components of inventories are as follows as of:

	December 31,
(In thousands)	2019	2018
Raw materials and work in process	$7,050	$2,722
Leaf tobacco	32,763	34,977
Finished goods - Smokeless products	5,680	6,321
Finished goods - Smoking products	13,138	14,666
Finished goods - NewGen products	17,111	37,194
Other	989	738
Gross inventory	76,731	96,618
LIFO reserve	(5,752)	(5,381)
Net inventory	$70,979	$91,237

The following represents the inventory valuation allowance roll-forward, for the years ended December 31:

(In thousands)	2019	2018
Balance at beginning of period	$(2,504)	$(459)
Charged to cost and expense	(20,001)	(2,132)
Deductions for inventory disposed	1,003	263
Other	-	(176)
Balance at end of period	$(21,502)	$(2,504)

Inventory reserves increased as a result of additional reserves necessary for products in Turning Point’s NewGen segment primarily from increased regulation.